                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)    April 2, 2001




                             WASHINGTON MUTUAL, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Washington                      1-14667                  91-1653725
----------------------------       ---------------------     ------------------
(State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
     of incorporation)                                      Identification No.)



                                1201 Third Avenue
                            Seattle, Washington 98101
-------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (206) 461-2000

Item 9.  Regulation FD Disclosure.

The materials set forth below represent:

(1) a press release announcing the signing of an agreement to acquire Fleet Mortgage Corp. and
(2)  an analyst/investor presentation.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                                     WASHINGTON MUTUAL, INC.



                                      By: /s/ FAY L. CHAPMAN
                                          ---------------------------------
                                          Fay L. Chapman
                                          Executive Vice President and
                                          General Counsel


Date:  April 2, 2001

                                                                   April 2, 2001
                                                           FOR IMMEDIATE RELEASE


                   WASHINGTON MUTUAL TO ACQUIRE FLEET MORTGAGE

      STRENGTHENS WASHINGTON MUTUAL'S POSITION AS NATIONAL MORTGAGE LEADER; FLEET WILL CONTINUE TO OFFER MORTGAGES TO CUSTOMERS IN ITS RETAIL BANK MARKETS

         SEATTLE - In a move that enhances its position as a national leader in mortgage originations and increases by more than 40 percent the residential mortgages it services, Washington Mutual, Inc. (NYSE: WM) today announced that it has signed an agreement to acquire Fleet Mortgage Corp., a unit of FleetBoston Financial Corp. (NYSE: FBF), for approximately $660 million in cash subject to certain closing adjustments.

         This transaction - along with its recent acquisitions of Bank United Corp. and the mortgage operations of The PNC Financial Services Group, Inc. - would increase Washington Mutual's residential mortgage servicing portfolio to $451.5 billion, based on Dec. 31, 2000 data, making it the nation's second largest mortgage servicing business.

         As of year-end 2000 on an adjusted basis, Fleet Mortgage had assets of approximately $6.0 billion. The transaction, which will be accounted for as a purchase, is expected to be modestly accretive to earnings per share in 2001. This estimate does not assume revenue enhancements. Annual cost savings are anticipated to be approximately 30 percent of the acquired Fleet Mortgage expense base.

         Following completion of the transaction, Fleet will continue to originate mortgages in the markets served by its retail bank system. Most of these mortgages will be serviced by Washington Mutual. Fleet will continue its affordable housing programs and will maintain all existing commitments for affordable mortgages.

         "This acquisition solidifies Washington Mutual's position as one of the nation's leading mortgage lenders," said Kerry Killinger, the company's Chairman, President and Chief Executive Officer. "This one move adds substantial scale to our mortgage servicing business in an industry where economies of scale are increasingly important. The acquisition further diversifies our revenue base, strengthening our sources of recurring, noninterest income. We also significantly enhance our correspondent lending capacity, rounding out our ability to drive mortgage originations through retail, broker, and correspondent channels alike," Killinger added.


                                    - more -

WM/FBF - 2

         The agreement calls for a franchise premium of $60 million over the agreed-upon value of Fleet Mortgage's equity at the time of closing. The adjusted book value of Fleet Mortgage's equity was approximately $600 million at year-end 2000. Washington Mutual expects to record goodwill of approximately $85 million, which includes $25 million of after-tax transaction-related expenses. Most of the goodwill is tax deductible. As of March 30, 2001, the agreement values the mortgage servicing rights at 1.83 percent of the acquired portfolio, which totaled $129.2 billion at year-end 2000.

         Washington Mutual will acquire the Fleet Mortgage correspondent and broker mortgage origination channels, while Fleet will retain ownership of its retail origination channel and Telesales Center in the Northeast. The two companies will enter into an agreement through which Washington Mutual will acquire much of Fleet's retail loan originations on a correspondent basis.

         "The sale of Fleet Mortgage will allow us to redeploy capital to our higher growth core businesses," said Chad Gifford, President and Chief Operating Officer of Fleet. "We will retain the retail origination staff in our bank markets and we will continue to provide our customers a range of mortgage products, including our affordable mortgage programs," Mr. Gifford added. "Scale and efficiency will determine the handful of successful competitors in the mortgage industry of the future. Washington Mutual's commitment to the business makes it an excellent partner."

         Fleet expects to record a one-time after-tax loss of approximately $200 million in the first quarter related to the sale of its mortgage subsidiary, which includes valuation adjustments to the servicing rights asset, writeoff of prior goodwill, and transaction costs. Last year, Fleet Mortgage accounted for approximately 2 percent of Fleet's consolidated earnings.

         The transaction also increases Washington Mutual's national mortgage market share. Inclusive of its recent acquisitions of Bank United and the mortgage operations of PNC, Washington Mutual captured a 7.3 percent share of the national residential mortgage origination market in 2000. On a pro forma basis with Fleet Mortgage, Washington Mutual's market share would be 9.3 percent nationally, and its originations would total $97.2 billion, based on year 2000 data.

         Fleet Mortgage's seasoned correspondent lending network will complement Washington Mutual's existing correspondent and broker distribution channels. On a pro forma basis, the transaction would increase Washington Mutual's correspondent originations nearly 75 percent, moving it to the second rank nationally, based on year 2000 data. Washington Mutual already ranks first in broker originations and second in retail originations. In addition, Fleet Mortgage's primarily fixed-rate loan production will further complement Washington Mutual's ARM origination capacity.

         Fleet Mortgage Corp., headquartered in Columbia, S.C., has more than 2,500 employees, with servicing centers in Florence, S.C. and Milwaukee, Wis. Fleet Mortgage's processing center in Providence, R.I. will remain with Fleet.


                                    - more -

WM/FBF - 3

         Washington Mutual said that it plans to undertake a comprehensive review of the combined operations to determine the optimal combination of sales, service, and administrative resources.

         The transaction has been approved by the Boards of Directors of both companies, and is anticipated to close in the second quarter of 2001, subject to regulatory notifications, including the Office of Thrift Supervision, the Federal Deposit Insurance Corporation, and Hart-Scott-Rodino, as well as other customary closing conditions.

         Morgan Stanley Dean Witter and Heller Ehrman White & McAuliffe LLP represented Washington Mutual. Fleet was represented by Cohane Rafferty Securities, LLC and Edwards & Angell, LLP.

ABOUT FLEET MORTGAGE CORP.

Fleet Mortgage, headquartered in Columbia, S.C., is a FleetBoston Financial Corp. company. A national leader in the origination of residential mortgage loans, the company provides mortgages through retail offices in the Northeast, a national network of 1,000 correspondents, wholesale brokers nationwide, and its National Telesales Center.

ABOUT WASHINGTON MUTUAL, INC.

With a history dating back to 1889, Washington Mutual, Inc. is a national financial services company that provides a diversified line of products and services to consumers and small- to mid-sized businesses. At Dec. 31, 2000, Washington Mutual and its subsidiaries had consolidated assets of $194.72 billion. Washington Mutual currently operates more than 2,000 consumer banking, mortgage lending, commercial banking, consumer finance and financial services offices throughout the nation.

FORWARD-LOOKING STATEMENTS: "This document contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this document, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual, Inc.'s 2000 Annual Report on Form 10-K, which include: the risk of the interest rate environment further compressing our margin and adversely affecting our net interest income; the risk of continued diversification of our assets and adverse changes to credit quality; competition from other financial services companies in all our markets; the concentration of operations in California adversely affecting our operating results if the California economy or real estate market declines; the risk of our inability to integrate the operations of Fleet Mortgage in an efficient manner and achieve the projected cost savings; and the risk of an economic slowdown that would adversely affect credit quality and loan originations."


                                    - more -

WM/FBF - 4

Note to editors: A conference call discussing the transaction will be held on Tuesday, April 3, 10:30 a.m. EDT. The dial-in number is 800.314.7867. The replay number is 719.457.0820 and the access code is 656840. A live audio webcast of the call is available online at www.wamu.com. The call will also be archived on the company's Web site at: ARCHIVED AUDIO WEBCAST. A replay of the call will be available from approximately 2:00 p.m. EDT on April 3 until 9:00 p.m. EDT on April 13.

Today's news release and additional TRANSACTION DETAILS are available on Washington Mutual's Web site, and, at no charge, through the company's News On Demand System at 800.329.6236. (To view the Transaction Detail, you will need Acrobat Reader. If you do not have Acrobat Reader, CLICK HERE.)

Media Contact
Libby Hutchinson                            Steve Bruce/Mary Beth Kissane
Washington Mutual                           Abernathy MacGregor Group
206.461.2484                                212.371.5999

Investor Relations Contacts
JoAnn DeGrande/Ruthanne King
Washington Mutual
206.461.3186 / 206.461.6421

Media and Investor Relations Contacts
Jim Mahoney/John Kahwaty
Fleet
617.434.9552/617.434.3650

                           WASHINGTON MUTUAL / FLEET MORTGAGE
                                       FACT SHEET


                                                                                Pro Forma
                                           WM(1)      Fleet Mortgage(2)      WM/Fleet Mortgage
                                         -------      -----------------      -----------------
Servicing Rank (12/31/00)                   4                8                       2(3)

Servicing Portfolio (Bil.)                $311.3          $143.9(3)                $451.5(3)

Origination Rank (2000)                     2                7                       1(4)

2000 Originations (Bil.)                  $76.3            $23.4                   $97.2(4)



2000 Originations by Channel
----------------------------
Correspondent Rank                          3                 6                       2
Correspondent Fundings (Bil.)             $22.7             $17.0                   $39.7

Broker Rank                                 1             Not ranked                  1
Broker Fundings (Bil.)                    $31.1              $3.9                   $35.0

Retail Rank                                 2             Not ranked                 2(4)
Retail Fundings (Bil.)                    $22.5              $2.5                  $22.5(4)


(1)  Pro forma including recent acquisitions.

(2)  Pro forma including Summit Bancorp.

(3) Pro forma including Fleet Mortgage's primary servicing portfolio, sub-servicing of Fleet National Bank's owned loans and Fleet Mortgage's loans pending sale to investors.

(4) Fleet Mortgage's retail mortgage channel, which originated $2.5 billion of loans in 2000, is not part of the transaction and is therefore not included in the pro forma results.

                           [WASHINGTON MUTUAL LOGO]



ACQUISITION OF FLEET MORTGAGE




ANALYST/INVESTOR PRESENTATION

April 2, 2001

ACQUISITION OF FLEET MORTGAGE

FORWARD-LOOKING STATEMENT

================================================================================

This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual, Inc.'s 2000 Annual Report on Form 10-K, which include: the risk of the interest rate environment further compressing our margin and adversely affecting our net interest income; the risk of continued diversification of our assets and adverse changes to credit quality; competition from other financial services companies in all our markets; the concentration of operations in California adversely affecting our results if the California economy or real estate market declines; the risk of our inability to integrate the operations of Fleet Mortgage in an efficient manner and achieve the projected cost savings; and the risk of an economic slowdown that would adversely affect credit quality and loan originations.

ACQUISITION OF FLEET MORTGAGE

WASHINGTON MUTUAL STRATEGIC GOAL:

TO BE THE NATION'S LEADING MORTGAGE LENDER
================================================================================


o ACHIEVING KEY OBJECTIVES WILL LEAD TO SIGNIFICANT VALUE CREATION FOR SHAREHOLDERS


o    We measure success against four key objectives

     - SERVICING MARKET SHARE: scale and customer retention are key components of driving servicing profitability

     - ORIGINATION MARKET SHARE: product breadth, multiple channels and geographic diversity to attract a broad cross section of borrowers

     - BRAND RECOGNITION: creates customer opportunities and enhances retention

     - PROFITABILITY: scale efficiencies, pricing discipline and credit and interest rate risk management drive greater performance

ACQUISITION OF FLEET MORTGAGE

ACHIEVING WM'S STRATEGIC GOAL:

TO BE THE NATION'S LEADING MORTGAGE LENDER
================================================================================

O WITH THE FLEET MORTGAGE TRANSACTION, WM HAS SIGNIFICANTLY ADVANCED ITS STRATEGIC OBJECTIVES

O    LEADERSHIP ENABLES WM TO LEVERAGE STRENGTHS IN ALL INTEREST RATE
     ENVIRONMENTS:

     -    SERVICING/ORIGINATION BALANCE AND SCALE

     -    PORTFOLIO LENDER/MORTGAGE BANKER

     -    COMBINATION ARM AND FIXED-RATE PRODUCTION

     -    MULTIPLE DISTRIBUTION CHANNELS



o    #2 in servicing as of 12/31/00(1)(2)

o    #1 in originations during 2000(1)(3)

o    Leading retail, broker and correspondent channel capabilities

o    Balanced ARM and fixed-rate product mix

o    Nationwide geographic presence

o    Strengthens business model of hybrid portfolio lender and mortgage banker



NOTES
1. Source: Inside Mortgage Finance
2. Pro forma as of 12/31/00 including Bank United Corp., the mortgage operations of The PNC Financial Services Group, Inc. and Fleet Mortgage's primary servicing portfolio, sub-servicing of Fleet National Bank's owned loans, Fleet Mortgage's loans pending sale to investors and the primary servicing portfolio and sub-servicing of bank owned loans of Fleet's acquisition of Summit Bancorp
3. Pro forma including Bank United Corp., the mortgage operations of The PNC Financial Services Group, Inc. and the acquired operations of Fleet Mortgage

ACQUISITION OF FLEET MORTGAGE

TRANSACTION SUMMARY

================================================================================

Purchase Price:            $60MM over agreed upon value of equity at time of
                           closing (1)

Structure:                 100% cash consideration; treated as purchase of
                           assets for tax purposes

Expected Closing Date:     2nd Quarter 2001

Conditioned Upon:          Regulatory notifications, including OTS, FDIC and
                           Hart-Scott-Rodino

Earnings Impact:           $0.01 accretion to GAAP earnings in 2001;
                           $0.04 accretion to GAAP earnings in 2002

Cost Savings:              Anticipating annual cost savings of approximately
                           30% of the acquired Fleet Mortgage expense base

Revenue Enhancements:      Expanded distribution of WM product lines (not
                           included in financial projections)


NOTE
1. Adjusted book value of Fleet Mortgage equity as of 12/31/00 was approximately $600MM on an asset base of approximately $6 billion

ACQUISITION OF FLEET MORTGAGE

STRATEGIC RATIONALE

================================================================================

o    Financially attractive transaction

o    Continuation of strategy to grow mortgage business:

     -    45% pick-up in servicing to #2 position (1)(2)

     -    Enhances nationwide multi-channel origination capabilities

     -    Accelerates geographic diversification

o    Significant economies of scale and cost savings opportunities

o    Opportunity to leverage Fleet Mortgage's operations:

     -    Correspondent lending and capital markets functions

     -    Added servicing capacity



NOTES
1. Source: Inside Mortgage Finance
2. Pro forma as of 12/31/00 including Bank United Corp., the mortgage operations of The PNC Financial Services Group, Inc. and Fleet Mortgage's primary servicing portfolio, sub-servicing of Fleet National Bank's owned loans, Fleet Mortgage's loans pending sale to investors and the primary servicing portfolio and sub-servicing of bank owned loans of Fleet's acquisition of Summit Bancorp

ACQUISITION OF FLEET MORTGAGE

FINANCIALLY ATTRACTIVE TRANSACTION

================================================================================

o    FINANCIAL ASSUMPTIONS:

     - Anticipating annual cost savings of approximately 30% of the acquired Fleet Mortgage expense base

          -    Substantially all phased in by end of 2002

     -    Valuation of servicing rights consistent with WM standards:

          -    1.83% of primary servicing portfolio as of March 30, 2001

          -    Weighted average coupon of 7.46%

          -    Equivalent to a servicing fee multiple of approximately 4.2x

          -    Weighted average servicing fee of 44 bps

     -    Estimated goodwill of approximately $85MM:

          -    $60MM in premium

          -    $21MM (after-tax) for severance and cancelled contracts

          -    $4MM (after-tax) for other transaction costs

          -    Substantially all of the goodwill is tax deductible

     -    No revenue synergies included

ACQUISITION OF FLEET MORTGAGE

FINANCIALLY ATTRACTIVE TRANSACTION

================================================================================

o    FINANCIALLY COMPELLING:
     -    IRR > 20%
     -    Approximately 1.1x book equity (1)
     -    EPS Accretion (2)
          -    2001: $0.01 GAAP
                     $0.01 Cash
          -    2002: $0.04 GAAP
                     $0.04 Cash


NOTES
1. Based on adjusted book value of equity as of 12/31/00 of approximately $600MM
2. Based on First Call consensus estimates, 25% and 90% cost saves phase-in in 2001 and 2002, respectively

ACQUISITION OF FLEET MORTGAGE

ENHANCED LEADERSHIP POSITION

================================================================================

o    #2 IN SERVICING

o    #1 IN ORIGINATIONS



PRO FORMA WM/FLEET MORTGAGE RANKINGS
SERVICING AT 12/31/00(1)
                                           SERVICING PORTFOLIO
RANK          INSTITUTION                               $BN

1             Wells Fargo                               452.6

2             WASHINGTON MUTUAL/FLEET MORTGAGE(3)(4)    451.5

3             Chase                                     361.6

4             Bank of America                           335.9

              WASHINGTON MUTUAL(3)                      311.3

5             Countrywide                               284.9

6             HomeSide                                  187.6

7             GMAC Mortgage                             173.1

              FLEET MORTGAGE(5)                         143.9

8             First Nationwide Mortgage                 112.0

9             ABN AMRO                                  109.2

10            CitiMortgage                               94.2

11            Cendant Mortgage                           81.2

12            National City                              63.3




 PRO FORMA WM/FLEET MORTGAGE RANKINGS
 ORIGINATIONS 2000(1)
                                               ORIGINATIONS
 RANK       INSTITUTION                                $BN

 1          WASHINGTON MUTUAL/FLEET MORTGAGE(2)(3)     97.2

 2          Wells Fargo                                76.5

            WASHINGTON MUTUAL(3)                       76.3

 3          Chase                                      76.0

 4          Countrywide                                61.7

 5          Bank of America                            51.8

 6          ABN AMRO                                   23.8

            FLEET MORTGAGE                             23.4

 7          Cendant Mortgage                           22.1

 8          HomeSide                                   21.6

 9          National City                              21.5

10          Dime/NorthAmerican                         21.0

11          Golden West                                19.8

12          CitiMortgage                               19.7


NOTES
1. Source: Inside Mortgage Finance
2. Fleet Mortgage's retail originations of $2.5 billion retained by Fleet National Bank
3. Pro forma including Bank United Corp. and the mortgage operations of The PNC Financial Services Group, Inc.
4. Pro forma including Fleet Mortgage's primary servicing portfolio, sub-servicing of Fleet National Bank's owned loans, Fleet Mortgage's loans pending sale to investors and the primary servicing portfolio and sub-servicing of bank owned loans of Fleet's acquisition of Summit Bancorp
5. Pro forma including Summit Bancorp acquisition

ACQUISITION OF FLEET MORTGAGE

ORIGINATIONS PICKUP

PRINCIPALLY ENHANCES CORRESPONDENT CHANNEL

================================================================================

PRO FORMA WM/FLEET MORTGAGE RANKINGS
RETAIL ORIGINATIONS 2000(1)

                                  ORIGINATIONS
RANK        INSTITUTION                    $BN


1           Wells Fargo                    40.5

2           WASHINGTON MUTUAL(2)           22.5

3           Bank of America                21.5

4           Golden West                    19.8

5           Countrywide                    18.3

6           Cendant Mortgage               17.8

7           Chase                          17.5

8           GMAC Mortgage                  13.2

9           National City                  12.4

10          CTX Mortgage                    8.5




 PRO FORMA WM/FLEET MORTGAGE RANKINGS
 BROKER ORIGINATIONS 2000(1)

                                        ORIGINATIONS
 RANK      INSTITUTION                           $BN


 1         WASHINGTON MUTUAL/FLEET MORTGAGE(2)   35.0

           WASHINGTON MUTUAL(2)                  31.1

 2         Countrywide                           17.4

 3         ABN AMRO                              17.4

 4         Wells Fargo                           15.8

 5         Bank of America                       15.2

 6         Chase                                 13.4

 7         GreenPoint Mortgage                    9.2

 8         National City                          9.1

 9         North American                         8.1

 10        First Nationwide                       5.8

           FLEET MORTGAGE                         3.9


 PRO FORMA WM/FLEET MORTGAGE RANKINGS
 CORRESPONDENT ORIGINATIONS 2000(1)

                                         ORIGINATIONS
 RANK      INSTITUTION                            $BN


 1         Chase                                  45.1

 2         WASHINGTON MUTUAL/FLEET MORTGAGE(2)    39.7

 3         Countrywide                            26.0

           WASHINGTON MUTUAL(2)                   22.7

 4         Wells Fargo                            20.3

 5         HomeSide Lending                       18.6

           FLEET MORTGAGE                         17.0

 6         Bank of America                        15.2

 7         CitiMortgage                           11.3

 8         Ohio Savings Bank                      8.4

 9         Principal Residential Mortgage         6.4

 10        First Nationwide                       5.8


NOTES
1. Source: Inside Mortgage Finance
2. Pro forma including Bank United Corp. and the mortgage operations of The PNC Financial Services Group, Inc.

ACQUISITION OF FLEET MORTGAGE

LOW-RISK EXECUTION

================================================================================

o    Straight forward integration process


o Opportunity to further leverage WM's technology platform (e.g., Optis(TM)) and strategic alliances


o    Successful integration track record


o Integration dovetails well with Bank United Corp. and PNC Mortgage transaction, which are both on schedule


o    Key personnel identified to accelerate transition and integration


o Strategic relationship with FleetBoston helps ensure smooth transition of franchise

ACQUISITION OF FLEET MORTGAGE

CONCLUSION

================================================================================

o    Important step toward goal of leadership in mortgage lending


o    Advances three-point mortgage strategy:

     -    Spread income from portfolio lending

     -    Loan servicing and insurance fee income

     -    Gain-on-sale income from mortgage banking activities


o    Financially attractive transaction


o    Significant economies of scale and cost savings opportunities